STOCK OPTION AGREEMENT
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               AGREEMENT, dated as of July 18, 1995 by and between AMERICAN
     ELECTROMEDICS CORP., a Delaware corporation (the "Company"), and MICHAEL T. PIENIAZEK (the "Optionee").

                                 W I T N E S S E T H
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               WHEREAS, in connection with the employment of the Optionee as an executive officer of the Company, the Board of Directors of the Company (the "Board") and its Compensation Committee have authorized the grant of a stock option (the "Option") to the Optionee for the purchase of One Hundred Fifty Thousand (150,000) shares of the Company's Common Stock, par value $.10 per share (the "Common Stock");

               NOW, THEREFORE, in consideration of the premises, mutual covenants herein set forth and other good and valuable consideration, subject to the terms and conditions herein, the Company and the Optionee hereby agree as follows:

               1.   Grant of Option.  Subject to the terms and conditions
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     herein, the Company hereby grants to the Optionee the Option to purchase
     One Hundred Fifty Thousand (150,000) shares (the "Option Shares") of its Common Stock at an exercise price (the "Exercise Price") of $0.28125 per share, as may be adjusted from time to time as provided in this Agreement.

               2.   Exercise of the Option.
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               2.01  Vesting.  Subject to adjustments as provided in Section 5
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     herein, the Option shall be cumulatively exercisable and shall vest as follows:

                    (a)  on July 18, 1996 as to 75,000 of the Option Shares;

                    (b) on January 18, 1997 as to an additional 37,500 of the Option Shares; and

                    (c) on July 18, 1997 as to the remaining 37,500 of the Option Shares.

               2.02  Payment.  When exercising the Option in whole or in part,
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     the Optionee may, in his discretion, pay the Exercise Price in cash, in shares of the Company's Common Stock, by means of any other consideration acceptable to the Board or any combination of the foregoing. Any shares of the Company's Common Stock used to exercise the Option in whole or in part shall be valued at the fair market value of such shares (the "Fair Market Value") on the date of such exercise of the Option (the "Exercise Date"), and the Fair Market Value shall be determined by (i) the closing price per share of the Common Stock on the Exercise Date if the Common Stock is listed on any national securities exchange or on the Nasdaq System, (ii) the average of the bid and asked prices of the Common Stock on the Exercise Date as reported by the OTC Bulletin Board or any other entity publishing the bid and asked prices for the Common Stock on the Exercise Date if the Common Stock is not listed on any national securities exchange or Nasdaq System and is traded in the over-the-counter market or (iii) the price per share of Common Stock as determined by the Board if the Common Stock is not listed or traded on any national securities exchange, NASDAQ or the over-the-counter market.

               2.03  Expiration.  The Option shall expire on July 18, 1999
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     (the"Expiration Date") subject to earlier termination as provided herein.
     Should the employment of the Optionee by the Company be terminated by (i) the Company other than for cause, (ii) the Optionee other than without cause or (iii) death or disability of the Optionee, all Option Shares which have vested prior to such termination (the "Termination") shall be exercisable for a period of one (1) year from the date of the Termination (the "Termination Date"), but not beyond the Expiration Date. Should the employment of the Optionee be terminated other than as specified in the immediately preceding sentence, all Option Shares which have vested shall immediately expire as of the Termination Date and no longer be exercisable after the Termination Date. All unvested Option Shares shall terminate upon the Termination Date regardless of the reason for the Termination.

               3.   Rights of Holder.  The Optionee shall not have any rights to
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     dividends or any other rights of a stockholder with respect to any Option
     Shares until such Option Shares shall have been issued to him (as evidenced by the appropriate entry on the transfer books of the Company) upon purchase of such Option Shares upon exercise of the Option.

               4.   Non-Transferability of Option.  This Option shall not be
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     transferable other than by will or by the laws of descent and distribution, and may be exercised during the Optionee's lifetime only by him.

               5.   Adjustments.
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               5.01  Adjustments by the Company.  In the event of a stock
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     dividend, stock split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation or other similar changes or transactions, by the Company during the term of the Option, the Board shall make such adjustment of the number and class of shares then covered by the Option, or of the Exercise Price, or both, whose determination shall be conclusive. To the extent practicable, the Company shall give the Optionee prior written notice of any such event, provided that the failure by the Company to give such notice shall not subject the Company to any liability herein.

               5.02  Adjustments Due to Merger, Consolidation, Reorganization,
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     Asset Sale, Liquidation, etc.  (a)  If the Company shall be the surviving
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     corporation in any reorganization, merger, consolidation, etc. of the
     Company with one or more other corporations, any then outstanding Options shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Options would have been entitled immediately following such reorganization, merger, consolidation, etc. with a corresponding proportionate adjustment of the Exercise Price as to which such Option may be exercised so that the aggregate Exercise Price as to which such Options may be exercised shall be the same as the aggregate Exercise Price as to which such Options may be exercised for the shares remaining subject to the Option immediately prior to such reorganization, merger, consolidation, etc.

               (b) In the event of a merger or consolidation in which the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board, or the board of directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide that such Options shall be assumed or equivalent Options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), (ii) upon written notice to the Optionee, provide that all unexercised Options will terminate immediately prior to the consummation of such transaction unless exercised by the Optionee within a specified period following the date of such notice, or
     (iii) in the event of a Corporate Transaction under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction (the "Transaction Price"), make or provide for a cash payment to the Optionee equal to the difference between (A) the Transaction Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Transaction Price) and (B) the aggregate Exercise Price of all such outstanding Options in exchange for the termination of such Options.

               6.   Reservation of Shares.  The Company shall at all times
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     during the term of the Option reserve and keep available such number of shares of Common Stock or such other class of stock then subject to the Option as shall be sufficient to satisfy the requirements of this Agreement. The Company shall list such shares of Common Stock on the national securities exchange or automated quotation system on which the Company's Common Stock is then listed.

               7.   Exercise Procedure.
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               7.01 Procedure. (a) The Optionee may exercise the Option, at any
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     time or from time to time as provided herein, by delivering to the Company a written notice duly signed by the Optionee stating the number of Option Shares that the Optionee has elected to purchase and accompanied by payment in an amount equal to the full purchase price for the Option Shares to be purchased (the "Purchased Shares"). The notice may be in form of the "Exercise of Option to Purchase Shares" attached hereto. The payment shall be made pursuant to Section 2.02 hereof.

          (b) Following receipt by the Company of such notice of exercise and full payment, the Company shall issue, as soon as practicable, a stock certificate for the Purchased Shares in the name as designated by the Optionee and deliver the certificate to the Optionee.

               7.02 Compliance.  The Company, however, shall not be required to
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     issue or deliver the stock certificate pursuant to Section 7.01(b) hereof until it has complied with all requirements of the Securities Act of 1933, as amended (the "Securities Act"), the Securities Exchange Act of 1934, as amended, any securities exchange or automated quotation system on which the Company's Common Stock may then be listed, and all applicable state laws in connection with the issuance of the Option Shares or their listing on said securities exchange or system, including receiving representations by the Optionee as reasonably required to ensure compliance with the foregoing laws.

               7.03 Legend.  If the Purchased Shares are not then covered by a
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     registration statement in accordance with Section 8 hereof, each certificate for the Purchased Shares shall bear the following legend:

               "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. SUCH SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS THE REGISTRATION PROVISIONS OF SAID ACT HAVE BEEN COMPLIED WITH OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED."

               8.   Registration Statement.  Upon the written request of the
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     Optionee, the Company shall use its best efforts to prepare and file with the Securities and Exchange Commission (the "Commission") a Registration Statement (the "Registration Statement") on Form S-8 or any successor form under the Securities Act, assuming continued eligibility by the Company to use such Form, for the purpose of registering for purchase and sale of the Option Shares. The Company shall bear the costs of preparing and filing the Registration Statement (other than any selling costs of the Optionee) and may include in such Registration Statement other shares of its Common Stock underlying options or awards granted to other persons. Notwithstanding the provisions of this Section 8, the Company shall not be obligated to file a registration statement hereunder if (i) the Purchased Shares may then be sold pursuant to Rule 144 under the Securities Act or
     (ii) the Company is not able to use a Form S-8.

               9.   Notices.  Each notice relating to this Agreement shall be in
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     writing and delivered in person or by facsimile or certified mail to the following addresses:

               If to the Company

                    American Electromedics Corp.
                    13 Columbia Drive
                    Amherst, New Hampshire 03031
                    Attn:  Chairman
                    Fax:   (603) 880-8977

               If to the Optionee:

                    Michael T. Pieniazek
                    38 Westview Road
                    Worcester, Massachusetts 01602

     or to such other address as either party hereto may hereinafter duly give to the other.

               10.  Binding.  This Agreement shall be binding upon and inure to
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     the benefit of the parties hereto, and their successors, assigns, heirs and administrators.

               11.  Entire Agreement.  This Agreement constitutes the entire
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     agreement between the parties hereto with respect to the matters herein, and cannot be amended, modified or terminated except by an agreement in writing executed by the parties hereto.

               12.  Governing Law.  This Agreement shall be construed in
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     accordance with and governed by the laws of the State of Delaware without regard to the conflicts of law principles thereof.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first set forth above.

                                   AMERICAN ELECTROMEDICS CORP.

                                   By:   /s/ Noel Wren
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                                             Noel Wren, President

                                         /s/ Michael T. Pieniazek
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                                             Michael T. Pieniazek

                        Exercise of Option to Purchase Shares
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     To:  AMERICAN ELECTROMEDICS CORP.


               The undersigned hereby exercises the option for the purchase of shares (the "Shares") of the Common Stock (the "Common Stock") of
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     American Electromedics Corp. (the "Company") granted under a Stock Option
     Agreement, dated as of               , 1995, and herewith makes payment of
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     the purchase price by the delivery of $       or              shares of the
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     Common Stock.  In the event the Shares are not registered under the
     Securities Act of 1933, as amended, the undersigned shall provide such representations as may be required by the Company to fulfill any exemptions that may be sought under said Act. Kindly issue the certificate for the Shares in accordance with the instructions given below:

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                                                     Signature

     Instructions for issuance
       of stock:


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     Name


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     Address


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     Social Security Number